UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 30, 2006
COVANTA HOLDING CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-6732	95-6021257

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

40 Lane Road
Fairfield, New Jersey		07004

(Address of Principal Executive Offices)		(Zip Code)
(973) 882-9000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release
Supplemental Financial Information

Item 2.02. Results of Operation and Financial Condition.
     On October 30, 2006, Covanta Holding Corporation issued a press release reporting the filing of its Quarterly Report on Form 10-Q and results for the quarter ended September 30, 2006, and announcing a conference call and webcast (the “Conference Call”) to be held at 8:30 a.m. (Eastern) on Tuesday, October 31, 2006 to discuss these results. A copy of this press release is attached as Exhibit 99.1 hereto and incorporated herein by reference. This information includes certain non-GAAP financial information as identified in Exhibit 99.1.
     The information in this Form 8-K and Exhibit 99.1 is furnished pursuant to Item 2.02 of this Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.
Item 7.01. Regulation FD Disclosure.
     Additional supplemental financial information about the Company that will be discussed during the Conference Call is included in Exhibit 99.2 attached hereto and incorporated herein by reference. The information in this Form 8-K and Exhibit 99.2 is furnished pursuant to Item 7.01 of this Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired – Not Applicable
(b) Pro Forma Financial Information – Not Applicable
(c) Shell Company Transactions – Not Applicable
(d) Exhibits

Exhibit No.	Exhibit

99.1	Press Release, dated October 30, 2006.

99.2	Supplemental Financial Information.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: October 30, 2006

COVANTA HOLDING CORPORATION
(Registrant)

By:	/s/ Timothy J. Simpson

Name:	Timothy J. Simpson
Title:	Senior Vice President, General Counsel and Secretary

COVANTA HOLDING CORPORATION
EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated October 30, 2006.

99.2	Supplemental Financial Information.